UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 14, 2016 (October 12, 2016)

Accurexa Inc.

 (Exact name of registrant as specified in its charter)

Delaware	000-54907	47-2999657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 Barksdale
Newark, DE 19711

 (Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(302) 709-1822

                  N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.

Changes in Registrant's Certifying Accountant

(i)

Seale and Beers, CPAs, LLC ("S&B"), the independent registered public accounting firm for Accurexa, Inc. (the "Company"), announced that effective October 12, 2016 substantially all directors and employees of S&B have joined AMC Auditing, LLC ("AMC"). As a result, effective October 12, 2016 S&B resigned as the Company's independent registered public accounting firm.  The Audit Committee of the Company's Board of Directors has engaged AMC to serve as the Company's independent registered public accounting firm effective October 12, 2016.

(ii)

The reports of S&B on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2015 and December 31, 2014, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)

During the Company's fiscal years ended December 31, 2015 and 2014 and the subsequent interim period from January 1, 2016 to the date of this report, and in connection with the audit of the Company's financial statements for such periods, there were no disagreements between the Company and S&B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of S&B would have caused S&B to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements.

(iv)

During the Company's fiscal years ended December 31, 2015 and 2014, and the subsequent interim period from January 1, 2016 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(v)

During the Company's fiscal years ended December 31, 2015 and 2014, and the subsequent interim period from January 1, 2016 to the date of this report, the Company did not consult with AMC regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

(vi)

The Company has provided S&B with a copy of the disclosures in this report and has requested that S&B furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not S&B agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

Section 9 - Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

(d)  Exhibits

16.1

  Seale and Beers, CPAs, LLC SECPS Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCUREXA INC.

Dated: October 14, 2016	By: /s/ George Yu
Name: George Yu
Title: President & CEO